                                                                    Exhibit 10.4



October 25, 2002

Mark Benadiba
25 Parkwood Avenue
Toronto, Ontario
M4V 2W9

Dear Mark:

RE:  EMPLOYMENT AND RELATED ARRANGEMENTS

This letter confirms our agreement concerning certain amendments and clarifications to your employment agreement dated October 7, 1997 (the "Original Agreement"), as modified by a letter dated December 19, 1997, as further modified by an agreement dated May 1, 1998, as further modified by an agreement dated September 14, 1998, as further modified by a letter agreement of June 25, 1999, and as further modified by a letter agreement dated September 25, 2000 (collectively, the "Employment Agreement").

The following amendments and/or clarifications to the Employment Agreement are hereby agreed to by the parties:

1. Pursuant to the Employment Agreement, your current position is that of Executive Vice President Cott Corporation and President of Cott Canada, with responsibility for all aspects of Cott's Canadian beverage business. Effective July 22, 2002, your title is changed to Executive Vice President. In that role, you will have responsibility for all aspects of Cott's Canadian, international (including RC Cola International) and Mexican beverage businesses and will report directly to the President and Chief Executive Officer of Cott Corporation.

2. Section 5(a) of the Original Agreement is amended by changing the reference to "two years" in the first line to "six years".

3. Section 5(b) of the Original Agreement is amended by changing the reference to "two years" in each of the first line and fourth line to "six years".

4.       The aggregate amount of the bonuses referred to in the seventh line of
         Section 5(a) of the Original Agreement is set at $500,000.

5.       The aggregate amount of the bonuses referred to in the fourth line of
         Section 5(b) of the Original Agreement is set at $500,000.

6. The CEO Replacement Date (as defined in the Original Agreement) is June 11, 1998.

7. The Change of Control (as defined in the Original Agreement) occurred on July 7, 1998.

In all other respects, the terms and conditions of the Employment Agreement shall remain in full force and effect, unamended.

If I have accurately stated the terms of our agreement, please sign and return the enclosed duplicate original of this letter.

Yours truly,
COTT CORPORATION

/s/ Colin Walker
----------------------------------------
Colin Walker
Senior Vice-President, Human Resources




ACCEPTED AND AGREED TO THIS 25TH DAY OF OCTOBER, 2002.

/s/ Mark Benadiba
----------------------------------------
MARK BENADIBA